Tangible and intangible assets (Tables)	12 Months Ended
Dec. 31, 2022
Tangible and intangible assets
Schedule of reconciliation of changes in tangible and intangible assets.

Skr mn	Dec 31, 2022	Dec 31, 2021	Dec 31, 2020
Net book value
Tangible assets	42	40	22
Right-of-use assets	144	152	25
Intangible assets[1]	121	139	98
Total net book value	307	331	145
Depreciation and impairment during the year according to the Consolidated Statement of Comprehensive Income	-94	-80	-51